Exhibit 99.1

The Blackstone Group Reports Second Quarter 2010 Results

Economic Net Income increased to $205 million for the second quarter of 2010, up from $181 million for the second quarter of 2009.

Net Fee Related Earnings increased to $108 million for the second quarter of 2010, up from $87 million for the second quarter of 2009.

Distributable Earnings increased to $148 million for the second quarter of 2010, up from $90 million in the second quarter of 2009.

GAAP Results Attributable to The Blackstone Group L.P. declined in the second quarter of 2010 with a net loss of $193 million, compared to a net loss of $164 million in the second quarter of 2009, in each case including net IPO and acquisition-related charges.

Fee-Earning Assets Under Management totaled $101.4 billion at June 30, 2010, up from $93.5 billion at June 30, 2009.

Blackstone declares a quarterly distribution of $0.10 per common unit.

New York, July 22, 2010: The Blackstone Group L.P. (NYSE: BX) today reported its second quarter 2010 results.

For the second quarter of 2010, Total Segment Revenues were $552.3 million, up significantly from $403.6 million for the second quarter of 2009. The improvement was driven by increases in Investment Income derived from an increase in the carrying value of the underlying portfolio investments in the Private Equity and Real Estate segments, and by increased fees earned in the Financial Advisory segment. These increases were partially offset by decreases in Performance Fees and Allocations.

Total Segment Expenses were $330.8 million for the second quarter of 2010, an increase from $230.8 million for the second quarter of 2009. The increase in Compensation and Benefits to $242.6 million for the second quarter of 2010 was primarily driven by an increase in Performance Fee Related Compensation and an increase in Base Compensation.

GAAP results for the second quarter of 2010 included Revenues of $550.1 million, compared to $406.4 million for the second quarter of 2009, and Net Loss Attributable to The Blackstone Group L.P. of $193.3 million, compared to a net loss of $164.3 million for the second quarter of 2009.

Global equity markets declined sharply in the second quarter of 2010, while credit markets were flat to slightly down and spreads moderately widened. Volatility increased and investors became more risk averse, responding to growing concerns over the strength of the economic recovery, European sovereign debt issues and regulatory uncertainty. In real estate, the fundamental picture continued to improve in the second quarter. In office, certain markets continue to show improvements in occupancy trends and an increasing level of leasing activity. In hospitality, industry RevPAR (Revenue Per Available Room), an important hospitality industry metric, grew 6% in the second quarter, and has increased for four consecutive months, following nearly two years of declines.

The Blackstone Group® L.P.
345 Park Avenue
New York. NY 10154
212 583-5000

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Our diversified business model has continued to provide us stability and growth. While adverse global securities markets performance had a negative impact on performance fees in the second quarter, we continue to see signs of improvement in the fundamentals across our portfolio, which benefited the carrying values of investments in Blackstone funds particularly in real estate. In addition, our successful long-term investment track record on behalf of our limited partners allowed us to raise new funds even in a most challenging fund-raising environment, bringing us to $111 billion in total assets under management at period end.”

The table below details Blackstone’s Economic Net Income, Net Fee Related Earnings from Operations, Distributable Earnings and Fee-Earning Assets Under Management as of, and for the three and six months ended June 30, 2010 and 2009. Economic Net Income, Total Segments includes unrealized gains (losses) and the direct compensation impact related to those gains/losses, but excludes IPO and acquisition-related charges.

	As of and for the Three Months Ended June 30,		Variance		Six Months Ended June 30,		Variance
	2010	2009	$	%	2010	2009	$	%
	(Dollars in Thousands, Except per Unit Amounts)
Economic Net Income, Total Segments	$221,471	$172,763	$48,708	28%	$606,573	$79,561	$527,012	N/M
Provision (Benefit) for Income Taxes (a)	16,231	(8,073)	24,304	N/M	40,940	(18,845)	59,785	N/M

Economic Net Income, After Taxes	$205,240	$180,836	$24,404	13%	$565,633	$98,406	$467,227	N/M

Economic Net Income, After Taxes per Adjusted Unit (b)	$0.18	$0.16	$0.02	13%	$0.50	$0.09	$0.42	N/M

Net Fee Related Earnings from Operations	$107,915	$86,790	$21,125	24%	$206,660	$176,308	$30,352	17%

Distributable Earnings	$147,575	$89,606	$57,969	65%	$296,271	$166,636	$129,635	78%

Distributable Earnings per Adjusted Unit (c)	$0.13	$0.08	$0.05	63%	$0.27	$0.15	$0.12	80%

Fee-Earning Assets Under Management:
Private Equity	$25,190,195	$25,244,050	$(53,855)	-0%
Real Estate	23,841,360	23,525,181	316,179	1%
Credit and Marketable Alternatives	52,388,426	44,736,171	7,652,255	17%

Total Fee-Earning Assets Under Management	$101,419,981	$93,505,402	$7,914,579	8%

(a)	Represents the implied provision (benefit) for income taxes calculated using a similar methodology applied in calculating the tax provision for The Blackstone Group L.P.
(b)	Adjusted Units represents the weighted-average fully diluted unit count for Economic Net Income purposes using the if-converted method. A reconciliation of this item to the comparable GAAP measure is presented in Exhibit 4 to this release.
(c)	Adjusted Units represents the unit count for Distributable Earnings purposes. A reconciliation of this item to the comparable GAAP measure is presented in Exhibit 4 to this release.

SEGMENT REVIEW

Private Equity

Private Equity had revenues of $83.9 million for the second quarter of 2010, compared with revenues of $198.6 million for the second quarter of 2009. The change from 2009 was driven principally by negative Performance Fees and Allocations of $22.9 million compared to positive $97.2 million for the three months ended June 30, 2009. Operating performance for the second quarter of 2010 was driven by privately held companies in the hospitality, leisure and healthcare sectors. The net return for Blackstone’s Private Equity funds was 2.3% in the second quarter of 2010 versus 4.2% in the second quarter of 2009 and 15% in the first quarter of 2010. At June 30, 2010, the unrealized value and cumulative realized proceeds, before carried interest, fees and expenses, of Blackstone’s contributed Private Equity funds represented 1.4 times investors’ original investments. Excluding funds which are still in their Investment Period, the value was 2.2 times investors’ original investments.

Net Fee Related Earnings from Operations were $11.5 million for the second quarter of 2010, down from $23.9 million for the second quarter of 2009. Economic Net Income was $18.7 million for the second quarter of 2010, down from $123.8 million for the second quarter of 2009, a result of lower Performance Fees and Allocations.

Compensation and Benefits expense decreased to $36.4 million from $54.3 million for the second quarter of 2009. The change from 2009 was primarily due to a decrease in Performance Fee Related Compensation, driven by lower Performance Fees and Allocations revenue. Other Operating Expenses of $28.7 million were up from $20.6 million for the second quarter of 2009.

Fee-Earning Assets Under Management were relatively unchanged at $25.2 billion compared with the second quarter of 2009.

Limited Partner Capital Invested during the second quarter of 2010 totaled $469.8 million, including new and follow-on investments, an increase from $338.3 million invested during the second quarter of 2009. Blackstone had $1.0 billion of Limited Partner Capital committed to deals made by the Private Equity funds that had not yet closed as of June 30, 2010.

Private Equity had six-month revenues of $360.7 million, compared with revenues of $266.7 million in the same period of 2009. The principal driver of the year-over-year change was an increase in Investment Income as a result of net appreciation in the fair value of the portfolio investments, principally certain portfolio investments in the hospitality, leisure and healthcare sectors, and an increase in Transaction and Other Fees which was partially offset by a decrease in Performance Fees and Allocations.

Real Estate

Real Estate had revenues of $208.5 million for the second quarter of 2010, compared with negative revenues of $18.9 million for the second quarter of 2009. The change from 2009 was primarily due to an improvement in Performance Fees and Allocations and Investment Income (Loss), driven by both the improved current operating performance and projected cash flows across the Real Estate segment’s investments. The net return for Blackstone’s Real Estate carry funds was 17% for the second quarter of 2010 compared to a negative 20% in the second quarter of 2009, while the net returns for the Real Estate debt hedge funds was 2% for the second quarter of 2010 compared to 8% in the second quarter of 2009.

Net Fee Related Earnings from Operations were $24.7 million in the second quarter of 2010, down from $32.9 million for the second quarter of 2009. Economic Net Income was $121.4 million for the second quarter of 2010 compared to a negative $25.1 million for the second quarter of 2009, driven by the increases in Performance Fees and Allocations and Investment Income (Loss).

Compensation and Benefits were $69.4 million compared to a negative $6.8 million for the second quarter of 2009. The change from 2009 was primarily due to reversals of prior period carried interest allocations in the second quarter of 2009. Other Operating Expenses of $17.6 million were up from $13.0 million for the second quarter of 2009.

Fee-Earning Assets Under Management were $23.8 billion compared with $23.5 billion for the second quarter of 2009 reflecting the continued fund-raising success of Blackstone’s Real Estate debt platform. Total Assets Under Management for Blackstone’s Real Estate debt platform grew to $1.9 billion for the second quarter of 2010 from $1.7 billion in the first quarter of 2010 and from $792.4 million in the second quarter of 2009.

Limited Partner Capital Invested during the second quarter of 2010 was $643.8 million, up from $252.7 million during the second quarter of 2009. Blackstone had $1.3 billion of Limited Partner Capital committed to deals, or under letter of intent, by the Real Estate segment’s funds that had not yet closed as of June 30, 2010.

Real Estate had six-month revenues of $360.7 million, compared with negative revenues of $231.5 million in the same period of 2009. The principal drivers of the year-over-year change were the improved performances of the carry funds and debt hedge funds which resulted in improved Performance Fees and Allocations and Investment Income.

Credit and Marketable Alternatives (CAMA)

CAMA had revenues of $124.3 million, compared with $140.4 million for the second quarter of 2009. The change from 2009 was due primarily to a reduction in returns, driven by unfavorable conditions in equity and credit markets, on the segment’s credit-oriented funds and funds of hedge funds, resulting in reduced performance fees and allocations and investment income in both businesses. The net core funds composite returns for Blackstone’s funds of hedge funds was negative 1.4% for the second quarter of 2010 compared to 5.7% for the second quarter of 2009. Base Management Fees increased $16.9 million from the second quarter of 2009 as a result of positive net inflows in the funds of hedge funds business and the April 1, 2010 acquisition of $3.5 billion in collateralized debt obligations and collateralized loan obligations (“CLO”) vehicles.

Net Fee Related Earnings from Operations were $34.6 million for the second quarter of 2010, an increase of $9.4 million from $25.2 million for the second quarter of 2009, reflecting increased management fees. Economic Net Income was $39.2 million for the second quarter of 2010 compared to $66.5 million for the second quarter of 2009.

Compensation and Benefits were $60.6 million, up from $57.4 million for the second quarter of 2009. The increase from the second quarter of 2009 was principally driven by an increase in base compensation. Other Operating Expenses of $24.5 million were up from $16.5 million for the second quarter of 2009, reflecting an increase in professional fees and technology costs primarily in the credit platform businesses related to the launching of new products.

Fee-Earning Assets Under Management for the second quarter of 2010 totaled $52.4 billion, up from $44.7 billion for the second quarter of 2009. The increase from 2009 was principally due to market appreciation in the funds of hedge funds and the April 1, 2010 acquisition of $3.5 billion in collateralized debt obligations and CLO vehicles.

Limited Partner Capital Invested in certain carry credit-oriented funds during the second quarter of 2010 totaled $264.1 million, representing 5.7% of total commitments in these funds, up from $112.1 million for the second quarter of 2009.

CAMA had six-months revenues of $328.9 million compared with revenues of $239.6 million in the same period of 2009. The increase was primarily driven by an increase in Performance Fees and Allocations and an increase in Base Management Fees.

Financial Advisory

Revenues were $135.6 million for the second quarter of 2010, up from $83.5 million for the second quarter of 2009. The increase in segment revenues was primarily driven by higher fees generated from the fund placement business and the restructuring and reorganization business. The fund placement business saw an increase in fees to more normalized levels as economic conditions negatively impacting institutional allocations to alternative investment funds modestly abated. The pipeline for the restructuring and reorganization business remains strong across a diverse group of industries and geographies. The pipeline for the financial and strategic advisory business continues to be strong and includes a significant international component.

Net Fee Related Earnings from Operations were $37.2 million for the second quarter of 2010, an increase from $4.9 million for the second quarter of 2009. The primary catalyst for the increase from 2009 was an increase in fees generated by Blackstone’s fund placement business and the restructuring and reorganization business, both of which had several large mandates which closed during the quarter. Economic Net Income was $42.2 million for the second quarter of 2010 compared to $7.5 million for the second quarter of 2009.

Revenues were $213.1 million for the six months ended June 30, 2010, an increase from $174.5 million in the same period of 2009. The increase in segment revenues was primarily driven by an increase of $43.8 million in fees earned by Blackstone’s fund placement business due to the same economic factors for the quarterly activity noted above and an increase of $5.6 million in fees generated by Blackstone’s financial and strategic advisory business. The increase was partially offset by a decrease of $12.1 million in fees from the restructuring and reorganization business.

CAPITAL AND LIQUIDITY

For Economic Net Income purposes, the weighted-average fully diluted adjusted unit count for the three and six month periods ended June 30, 2010 was 1,124.9 million units and 1,126.0 million units, respectively. The weighted-average fully diluted adjusted unit count for the three and six months periods ended June 30, 2009 was 1,123.6 million units and 1,127.9 million units, respectively.

The total number of units used in calculating cash distributions and Distributable Earnings per Adjusted Unit was 1,099.3 million units for the six month period ended June 30, 2010 and 1,091.6 million units for the six month period ended June 30, 2009.

As of June 30, 2010, Blackstone had $506.7 million in cash, $813.2 million invested in Blackstone’s Treasury cash management strategies which included high grade liquid debt strategies and $273.8 million invested in liquid Blackstone funds, against just under $600 million in borrowings from the 2009 bond issuance. Blackstone has no borrowings outstanding against its $1.07 billion revolving credit facility.

DISTRIBUTION

The Blackstone Group L.P. has declared a quarterly distribution of $0.10 per common unit to record holders of common units at the close of business on August 13, 2010. This distribution will be paid on August 31, 2010.

For distributions related to fiscal 2010 and thereafter, Blackstone’s current intention is to distribute to its common unitholders substantially all of The Blackstone Group L.P.’s net after-tax share of its annual Distributable Earnings in excess of amounts determined by its general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future distributions to its unitholders for any ensuing quarter. Because Blackstone will not know what its Distributable Earnings will be for any fiscal year until the end of such year, Blackstone expects that its first three quarterly distributions in respect of any given year will be based on its anticipated annualized Net Fee Related Earnings. As such, the distributions for the first three quarters will likely be smaller than the final quarterly distribution in respect of such year. In the fourth quarter Blackstone will distribute the remaining Distributable Earnings for the year, which is expected to also include realized Performance Fees and Allocations net of related compensation and realized net investment income.

In most years the aggregate amounts of Blackstone’s distributions to unitholders will not equal its Distributable Earnings for that year. Distributable Earnings will only be a starting point for the determination of the amount to be distributed to unitholders because as noted above, in determining the amount to be distributed Blackstone will subtract from Distributable Earnings any amounts determined by its general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future distributions to its unitholders for any ensuing quarter.

All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and the general partner may change its distribution policy at any time.

Because the wholly-owned subsidiaries of The Blackstone Group L.P. must pay taxes and make payments under the tax receivable agreements described in Blackstone’s Annual Report on Form 10-K, the amounts ultimately distributed by The Blackstone Group L.P. to its common unitholders in respect of fiscal 2010 and subsequent years are expected to be different, on a per unit basis, than the amounts distributed by the Blackstone Holdings partnerships to the Blackstone personnel and others who are limited partners of the Blackstone Holdings partnerships in respect of their Blackstone Holdings partnership units.

# # #

Blackstone will host a conference call on July 22, 2010 at 11:00 a.m. ET to discuss second quarter 2010 results. The conference call can be accessed by dialing (888) 713-4209 (U.S. domestic) or +1 (617) 213-4863 (international) pass code 85648246. Additionally, the conference call will be broadcast live over the internet and can be accessed by all interested parties through the Investor Relations section of The Blackstone Group’s website http://ir.blackstone.com. For those unable to listen to the live broadcast, a replay will be available on Blackstone’s website or by dialing (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international) conference ID number 13960154, beginning approximately two hours after the event.

Investor Relations Contacts:

Joan Solotar

The Blackstone Group

Tel: +1 (212) 583-5068

solotar@blackstone.com

Weston Tucker

The Blackstone Group

Tel: +1 (212) 583-5231

tucker@blackstone.com

Media Relations Contact:

Peter Rose

The Blackstone Group

Tel: +1 (212) 583-5871

rose@blackstone.com

About The Blackstone Group

Blackstone is one of the world’s leading investment and advisory firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, the companies we advise and the broader global economy. We do this through the commitment of our extraordinary people and flexible capital. Our alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds and closed-end mutual funds. The Blackstone Group also provides various financial advisory services, including financial and strategic advisory, restructuring and reorganization advisory and fund placement services. Further information is available at www.blackstone.com.

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as such factors may be updated from time to time in its periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the prospectus. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

THE BLACKSTONE GROUP L.P.

Exhibit 1a. Consolidated Statements of Operations

(Dollars in Thousands, Except Per Unit Data)

	Three Months Ended June 30,
	2010	2009
Revenues
Management and Advisory Fees	$406,062	$340,829

Performance Fees and Allocations
Realized	51,750	4,810
Unrealized	(19,299)	66,361

Total Performance Fees and Allocations	32,451	71,171

Investment Income (Loss)
Realized	10,225	1,346
Unrealized	95,043	(12,295)

Total Investment Income (Loss) (a)	105,268	(10,949)

Interest and Dividend Revenue	6,952	2,294
Other	(645)	3,071

Total Revenues	550,088	406,416

Expenses
Compensation and Benefits
Base Compensation	967,711	962,082
Performance Fee Related
Realized	22,879	(463)
Unrealized	(892)	(23,868)

Total Compensation and Benefits (b)	989,698	937,751
General, Administrative and Other (c)	121,183	112,276
Interest Expense (d)	7,682	87
Fund Expenses	9,203	1,592

Total Expenses	1,127,766	1,051,706

Other Income
Net Gains (Losses) from Fund Investment Activities	(59,250)	58,304

Income (Loss) Before Provision (Benefit) for Taxes (e)	(636,928)	(586,986)
Provision (Benefit) for Taxes	19,392	10,885

Net Income (Loss)	(656,320)	(597,871)
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	(421)	37,638
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities	(57,873)	3,959
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	(404,706)	(475,184)

Net Income (Loss) Attributable to The Blackstone Group L.P. (f)	$(193,320)	$(164,284)

Net Loss per Common Unit, Basic and Diluted
Common Units	$(0.55)

Common Units Entitled to Priority Distributions		$(0.60)

Common Units Not Entitled to Priority Distributions		$(0.90)

Net IPO and acquisition-related charges included above were:
(a) Investment Income (Loss)	$(1,758)	$18,437
(b) Total Compensation and Benefits	$989,698	$937,751
Less: Compensation and Benefits - IPO and acquisition-related	$747,049	$778,666

Compensation - non-IPO and acquisition-related (*)	$242,649	$159,085

(c) General, Administrative and Other	$41,013	$40,092
(d) Interest Expense	$932	$1,023
(e) Total IPO and acquisition-related charges	$790,752	$801,344
(f) Total IPO and acquisition-related charges attributable to The Blackstone Group L.P., net of tax	$246,780	$195,913

(*)	Principally comprised of base pay, bonus, net carried interest allocations, benefits and non-IPO and acquisition-related equity-based compensation.

THE BLACKSTONE GROUP L.P.

Exhibit 1b. Consolidated Statements of Operations

(Dollars in Thousands, Except Per Unit Data)

	Six Months Ended June 30,
	2010	2009
Revenues
Management and Advisory Fees	$760,882	$682,001

Performance Fees and Allocations
Realized	105,799	5,456
Unrealized	112,480	(148,533)

Total Performance Fees and Allocations	218,279	(143,077)

Investment Income (Loss)
Realized	15,951	1,277
Unrealized	244,263	(94,679)

Total Investment Income (Loss) (a)	260,214	(93,402)

Interest and Dividend Revenue	15,847	4,421
Other	(3,895)	1,387

Total Revenues	1,251,327	451,330

Expenses
Compensation and Benefits
Base Compensation	1,892,661	1,882,295
Performance Fee Related
Realized	30,620	1,726
Unrealized	53,708	(133,923)

Total Compensation and Benefits (b)	1,976,989	1,750,098
General, Administrative and Other (c)	227,562	217,876
Interest Expense (d)	14,867	1,486
Fund Expenses	9,062	4,604

Total Expenses	2,228,480	1,974,064

Other Income (Loss)
Net Gains (Losses) from Fund Investment Activities	112,554	23,541

Income (Loss) Before Provision (Benefit) for Taxes (e)	(864,599)	(1,499,193)
Provision (Benefit) for Taxes	29,027	28,616

Net Income (Loss)	(893,626)	(1,527,809)
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	23,548	40,234
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities	78,093	(37,072)
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	(680,570)	(1,135,113)

Net Income (Loss) Attributable to The Blackstone Group L.P. (f)	$(314,697)	$(395,858)

Net Loss per Common Unit, Basic and Diluted
Common Units	$(0.91)

Common Units Entitled to Priority Distributions		$(1.44)

Common Units Not Entitled to Priority Distributions		$(2.04)

Net IPO and acquisition-related charges included above were:
(a) Investment Income (Loss)	$7,547	$20,794
(b) Total Compensation and Benefits	$1,976,989	$1,750,098
Less: Compensation and Benefits - IPO and acquisition-related	$1,481,363	$1,521,370

Compensation - non-IPO and acquisition-related (*)	$495,626	$228,728

(c) General, Administrative and Other	$81,331	$79,603
(d) Interest Expense	$1,840	$1,736
(e) Total IPO and acquisition-related charges	$1,556,987	$1,581,915
(f) Total IPO and acquisition-related charges attributable to The Blackstone Group L.P., net of tax	$471,432	$386,271

(*)	Principally comprised of base pay, bonus, net carried interest allocations, benefits and non-IPO and acquisition-related equity-based compensation.

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Economic Net Income and Net Fee Related Earnings from Operations

(Dollars in Thousands)

The tables below detail Blackstone’s Economic Net Income and Net Fee Related Earnings from Operations. Net Fee Related Earnings from Operations is a supplemental measure of after tax performance used to highlight earnings from operations excluding the income from and related profit sharing expenses of Blackstone’s performance fees and allocations and investment income, except for interest income. The reconciliation of Economic Net Income to Net Fee Related Earnings from Operations is presented in Exhibit 2b to this release.

	Three Months Ended						Six Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010
Private Equity
Revenues
Management Fees
Base Management Fees	$68,431	$67,740	$67,009	$67,329	$65,432	$66,795	$136,171	$132,227
Transaction and Other Fees, Net *	10,328	15,145	18,368	42,495	31,972	16,367	25,473	48,339

Total Management Fees	78,759	82,885	85,377	109,824	97,404	83,162	161,644	180,566

Performance Fees and Allocations
Realized	—	—	—	34,021	46,175	1,106	—	47,281
Unrealized	4,818	97,185	110,867	90,621	45,549	(24,020)	102,003	21,529

Total Performance Fees and Allocations	4,818	97,185	110,867	124,642	91,724	(22,914)	102,003	68,810

Investment Income (Loss)
Realized	(344)	102	8,794	28,416	(495)	3,141	(242)	2,646
Unrealized	(15,165)	17,118	18,640	12,676	84,684	17,275	1,953	101,959

Total Investment Income (Loss)	(15,509)	17,220	27,434	41,092	84,189	20,416	1,711	104,605
Interest Income and Dividend Revenue	(152)	824	2,553	4,531	3,428	2,728	672	6,156
Other	180	472	677	1,516	100	460	652	560

Total Revenues	68,096	198,586	226,908	281,605	276,845	83,852	266,682	360,697

Expenses
Compensation and Benefits
Base Compensation	36,848	40,667	42,011	61,740	46,910	46,612	77,515	93,522
Performance Fee Related
Realized	(6)	(3)	135	615	6,005	128	(9)	6,133
Unrealized	(41,966)	13,599	27,755	20,919	6,344	(10,296)	(28,367)	(3,952)

Total Compensation and Benefits	(5,124)	54,263	69,901	83,274	59,259	36,444	49,139	95,703
Other Operating Expenses	20,108	20,553	21,318	20,492	24,431	28,677	40,661	53,108

Total Expenses	14,984	74,816	91,219	103,766	83,690	65,121	89,800	148,811

Economic Net Income	$53,112	$123,770	$135,689	$177,839	$193,155	$18,731	$176,882	$211,886

Net Fee Related Earnings from Operations	$19,883	$23,885	$21,153	$32,905	$28,712	$11,464	$43,768	$40,176

*	Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.

continued...

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended						Six Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010
Real Estate
Revenues
Management Fees
Base Management Fees	$80,198	$81,517	$83,409	$83,323	$83,060	$82,916	$161,715	$165,976
Transaction and Other Fees, Net *	3,140	2,879	3,347	16,472	1,942	2,979	6,019	4,921
Management Fee Offsets **	(1,193)	(486)	(415)	(373)	(489)	(110)	(1,679)	(599)

Total Management Fees	82,145	83,910	86,341	99,422	84,513	85,785	166,055	170,298

Performance Fees and Allocations
Realized	646	4,590	(11,441)	3,166	5,948	16,319	5,236	22,267
Unrealized	(229,219)	(51,960)	23,608	5,391	11,391	21,117	(281,179)	32,508

Total Performance Fees and Allocations	(228,573)	(47,370)	12,167	8,557	17,339	37,436	(275,943)	54,775

Investment Income (Loss)
Realized	1,397	1,345	(3,078)	6,500	2,632	3,900	2,742	6,532
Unrealized	(67,239)	(59,408)	1,242	(219)	46,892	79,543	(126,647)	126,435

Total Investment Income (Loss)	(65,842)	(58,063)	(1,836)	6,281	49,524	83,443	(123,905)	132,967
Interest Income and Dividend Revenue	384	197	2,035	3,414	2,718	2,178	581	4,896
Other	(669)	2,405	1,450	75	(1,876)	(390)	1,736	(2,266)

Total Revenues	(212,555)	(18,921)	100,157	117,749	152,218	208,452	(231,476)	360,670

Expenses
Compensation and Benefits
Base Compensation	36,002	39,207	38,484	44,422	40,150	44,528	75,209	84,678
Performance Fee Related
Realized	2,138	(542)	(1,690)	3,600	1,524	8,895	1,596	10,419
Unrealized	(75,459)	(45,489)	5,721	1,246	6,937	15,999	(120,948)	22,936

Total Compensation and Benefits	(37,319)	(6,824)	42,515	49,268	48,611	69,422	(44,143)	118,033
Other Operating Expenses	12,615	12,978	13,437	17,295	14,290	17,647	25,593	31,937

Total Expenses	(24,704)	6,154	55,952	66,563	62,901	87,069	(18,550)	149,970

Economic Net Income (Loss)	$(187,851)	$(25,075)	$44,205	$51,186	$89,317	$121,383	$(212,926)	$210,700

Net Fee Related Earnings from Operations	$30,513	$32,867	$33,376	$38,431	$29,825	$24,743	$63,380	$54,568

*	Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
**	Primarily placement fees.

continued...

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Economic Net Income and Net Fee Related Earnings from Operations—Continued

(Dollars in Thousands)

	Three Months Ended						Six Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010
Credit and Marketable Alternatives
Revenues
Management Fees
Base Management Fees	$96,503	$96,293	$105,430	$102,647	$103,479	$113,203	$192,796	$216,682
Transaction and Other Fees, Net *	443	687	778	958	1,345	1,169	1,130	2,514
Management Fee Offsets **	(4,213)	(4,365)	(4,121)	(1,995)	(689)	(69)	(8,578)	(758)

Total Management Fees	92,733	92,615	102,087	101,610	104,135	114,303	185,348	218,438
Performance Fees and Allocations
Realized	—	587	7,622	35,073	1,758	28,949	587	30,707
Unrealized	9,922	21,832	36,114	46,688	75,393	(17,835)	31,754	57,558

Total Performance Fees and Allocations	9,922	22,419	43,736	81,761	77,151	11,114	32,341	88,265

Investment Income (Loss)
Realized	(11,998)	(4,268)	1,953	(718)	2,983	8,729	(16,266)	11,712
Unrealized	8,090	29,049	29,976	28,901	19,715	(10,193)	37,139	9,522

Total Investment Income (Loss)	(3,908)	24,781	31,929	28,183	22,698	(1,464)	20,873	21,234
Interest Income and Dividend Revenue	709	279	929	1,535	1,148	756	988	1,904
Other	(253)	315	715	248	(542)	(372)	62	(914)

Total Revenues	99,203	140,409	179,396	213,337	204,590	124,337	239,612	328,927

Expenses
Compensation and Benefits
Base Compensation	53,707	49,304	54,365	40,741	49,085	53,370	103,011	102,455
Performance Fee Related
Realized	57	82	842	19,873	212	13,856	139	14,068
Unrealized	7,370	8,020	24,594	27,509	41,319	(6,595)	15,390	34,724

Total Compensation and Benefits	61,134	57,406	79,801	88,123	90,616	60,631	118,540	151,247
Other Operating Expenses	23,645	16,461	18,123	22,432	19,575	24,520	40,106	44,095

Total Expenses	84,779	73,867	97,924	110,555	110,191	85,151	158,646	195,342

Economic Net Income	$14,424	$66,542	$81,472	$102,782	$94,399	$39,186	$80,966	$133,585

Net Fee Related Earnings from Operations	$14,428	$25,164	$24,005	$36,049	$34,136	$34,552	$39,592	$68,688

*	Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
**	Primarily placement fees.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended						Six Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010
Financial Advisory
Revenues
Advisory Fees	$90,940	$82,503	$94,566	$122,709	$76,568	$134,099	$173,443	$210,667
Transaction and Other Fees, Net	—	—	—	—	1	102	—	103

Total Management Fees	90,940	82,503	94,566	122,709	76,569	134,201	173,443	210,770
Investment Income (Loss)
Realized	—	—	—	1,443	187	(49)	—	138
Unrealized	—	—	476	(257)	230	561	—	791

Total Investment Income (Loss)	—	—	476	1,186	417	512	—	929
Interest Income and Dividend Revenue	1,044	1,118	1,250	1,842	1,396	1,268	2,162	2,664
Other	(943)	(122)	1,051	(21)	(932)	(342)	(1,065)	(1,274)

Total Revenues	91,041	83,499	97,343	125,716	77,450	135,639	174,540	213,089

Expenses
Compensation and Benefits
Base Compensation	50,952	54,239	57,686	69,482	54,492	76,152	105,191	130,644

Total Compensation and Benefits	50,952	54,239	57,686	69,482	54,492	76,152	105,191	130,644
Other Operating Expenses	12,976	21,734	22,666	22,196	14,727	17,316	34,710	32,043

Total Expenses	63,928	75,973	80,352	91,678	69,219	93,468	139,901	162,687

Economic Net Income	$27,113	$7,526	$16,991	$34,038	$8,231	$42,171	$34,639	$50,402

Net Fee Related Earnings from Operations	$24,694	$4,874	$16,405	$31,778	$6,072	$37,156	$29,568	$43,228

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended						Six Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010
Economic Net Income Recap, Total Segments
Revenues
Management and Advisory Fees
Base Management Fees	$245,132	$245,550	$255,848	$253,299	$251,971	$262,914	$490,682	$514,885
Advisory Fees	90,940	82,503	94,566	122,709	76,568	134,099	173,443	210,667
Transaction and Other Fees, Net *	13,911	18,711	22,493	59,925	35,260	20,617	32,622	55,877
Management Fee Offsets **	(5,406)	(4,851)	(4,536)	(2,368)	(1,178)	(179)	(10,257)	(1,357)

Total Management and Advisory Fees	344,577	341,913	368,371	433,565	362,621	417,451	686,490	780,072

Performance Fees and Allocations
Realized	646	5,177	(3,819)	72,260	53,881	46,374	5,823	100,255
Unrealized	(214,479)	67,057	170,589	142,700	132,333	(20,738)	(147,422)	111,595

Total Performance Fees and Allocations	(213,833)	72,234	166,770	214,960	186,214	25,636	(141,599)	211,850

Investment Income (Loss)
Realized	(10,945)	(2,821)	7,669	35,641	5,307	15,721	(13,766)	21,028
Unrealized	(74,314)	(13,241)	50,334	41,101	151,521	87,186	(87,555)	238,707

Total Investment Income (Loss)	(85,259)	(16,062)	58,003	76,742	156,828	102,907	(101,321)	259,735
Interest Income and Dividend Revenue	1,985	2,418	6,767	11,322	8,690	6,930	4,403	15,620
Other	(1,685)	3,070	3,893	1,818	(3,250)	(644)	1,385	(3,894)

Total Revenues	45,785	403,573	603,804	738,407	711,103	552,280	449,358	1,263,383

Expenses
Compensation and Benefits
Base Compensation	177,509	183,417	192,546	216,385	190,637	220,662	360,926	411,299
Performance Fee Related
Realized	2,189	(463)	(713)	24,088	7,741	22,879	1,726	30,620
Unrealized	(110,055)	(23,870)	58,070	49,674	54,600	(892)	(133,925)	53,708

Total Compensation and Benefits	69,643	159,084	249,903	290,147	252,978	242,649	228,727	495,627
Other Operating Expenses	69,344	71,726	75,544	82,415	73,023	88,160	141,070	161,183

Total Expenses	138,987	230,810	325,447	372,562	326,001	330,809	369,797	656,810

Total Economic Net Income (Loss)	$(93,202)	$172,763	$278,357	$365,845	$385,102	$221,471	$79,561	$606,573

Total Net Fee Related Earnings from Operations	$89,518	$86,790	$94,939	$139,163	$98,745	$107,915	$176,308	$206,660

*	Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
**	Primarily placement fees.

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments

Economic Net Income, of Total Segments, Economic Net Income to Net Fee Related Earnings from

Operations, of Net Fee Related Earnings from Operations to Distributable Earnings and of

Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee

Related Earnings from Operations to Net Fee Related Earnings from Operations

(Dollars in Thousands)

The tables below reconcile Economic Net Income (Loss) to Net Fee Related Earnings from Operations.

	Three Months Ended						Six Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010
Private Equity
Economic Net Income	$53,112	$123,770	$135,689	$177,839	$193,155	$18,731	$176,882	$211,886
Performance Fees and Allocations Adjustment (a)	(4,818)	(97,185)	(110,867)	(124,642)	(91,724)	22,914	(102,003)	(68,810)
Investment Income (Loss) Adjustment (b)	15,509	(17,220)	(27,434)	(41,092)	(84,189)	(20,416)	(1,711)	(104,605)
Investment Income (Loss) - Blackstone’s Treasury Cash Management Strategies (c)	—	—	—	5,510	1,650	2,278	—	3,928
Performance Fee Related Compensation and Benefits Adjustment (d)	(41,972)	13,596	27,890	21,534	12,349	(10,168)	(28,376)	2,181
Taxes Payable (e)	(1,948)	924	(4,125)	(6,244)	(2,529)	(1,875)	(1,024)	(4,404)

Net Fee Related Earnings from Operations	$19,883	$23,885	$21,153	$32,905	$28,712	$11,464	$43,768	$40,176

Real Estate
Economic Net Income (Loss)	$(187,851)	$(25,075)	$44,205	$51,186	$89,317	$121,383	$(212,926)	$210,700
Performance Fees and Allocations Adjustment (a)	228,573	47,370	(12,167)	(8,557)	(17,339)	(37,436)	275,943	(54,775)
Investment Income (Loss) Adjustment (b)	65,842	58,063	1,836	(6,281)	(49,524)	(83,443)	123,905	(132,967)
Investment Income (Loss) - Blackstone’s Treasury Cash Management Strategies (c)	—	—	—	4,312	1,311	1,811	—	3,122
Performance Fee Related Compensation and Benefits Adjustment (d)	(73,321)	(46,031)	4,031	4,846	8,461	24,894	(119,352)	33,355
Taxes Payable (e)	(2,730)	(1,460)	(4,529)	(7,075)	(2,401)	(2,466)	(4,190)	(4,867)

Net Fee Related Earnings from Operations	$30,513	$32,867	$33,376	$38,431	$29,825	$24,743	$63,380	$54,568

(a)	This adjustment removes from ENI the segment amount of Performance Fees and Allocations.
(b)	This adjustment removes from ENI the segment amount of Investment Income (Loss).
(c)	This adjustment represents the realized and unrealized gain (loss) on Blackstone’s Treasury cash management strategies which are a component of Investment Income (Loss) but included in Net Fee Related Earnings.
(d)	This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees and Allocations.
(e)	Represents an implied payable for income taxes calculated using a similar methodology applied in calculating the current provision for The Blackstone Group L.P.

continued...

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments

Economic Net Income, of Total Segments, Economic Net Income to Net Fee Related Earnings from

Operations, of Net Fee Related Earnings from Operations to Distributable Earnings and of

Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee

Related Earnings from Operations to Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended						Six Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010
Credit and Marketable Alternatives
Economic Net Income	$14,424	$66,542	$81,472	$102,782	$94,399	$39,186	$80,966	$133,585
Performance Fees and Allocations Adjustment (a)	(9,922)	(22,419)	(43,736)	(81,761)	(77,151)	(11,114)	(32,341)	(88,265)
Investment Income (Loss) Adjustment (b)	3,908	(24,781)	(31,929)	(28,183)	(22,698)	1,464	(20,873)	(21,234)
Investment Income (Loss) - Blackstone’s Treasury Cash Management Strategies (c)	—	—	—	1,326	354	489	—	843
Performance Fee Related Compensation and Benefits Adjustment (d)	7,427	8,102	25,436	47,382	41,531	7,261	15,529	48,792
Taxes Payable (e)	(1,409)	(2,280)	(7,238)	(5,497)	(2,299)	(2,734)	(3,689)	(5,033)

Net Fee Related Earnings from Operations	$14,428	$25,164	$24,005	$36,049	$34,136	$34,552	$39,592	$68,688

Financial Advisory
Economic Net Income	$27,113	$7,526	$16,991	$34,038	$8,231	$42,171	$34,639	$50,402
Investment Income (Loss) Adjustment (b)	—	—	(476)	(1,186)	(417)	(512)	—	(929)
Investment Income (Loss) - Blackstone’s Treasury Cash Management Strategies (c)	—	—	—	1,220	350	484	—	834
Taxes Payable (e)	(2,419)	(2,652)	(110)	(2,294)	(2,092)	(4,987)	(5,071)	(7,079)

Net Fee Related Earnings from Operations	$24,694	$4,874	$16,405	$31,778	$6,072	$37,156	$29,568	$43,228

(a)	This adjustment removes from ENI the segment amount of Performance Fees and Allocations.
(b)	This adjustment removes from ENI the segment amount of Investment Income (Loss).
(c)	This adjustment represents the realized and unrealized gain (loss) on Blackstone’s Treasury cash management strategies which are a component of Investment Income (Loss) but included in Net Fee Related Earnings.
(d)	This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees and Allocations.
(e)	Represents an implied payable for income taxes calculated using a similar methodology applied in calculating the current provision for The Blackstone Group L.P.

continued...

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments

Economic Net Income, of Total Segments, Economic Net Income to Net Fee Related Earnings from

Operations, of Net Fee Related Earnings from Operations to Distributable Earnings and of

Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee

Related Earnings from Operations to Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended						Six Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010
Income (Loss) Before Provision (Benefit) for Taxes	$(912,207)	$(586,986)	$(426,959)	$(365,314)	$(227,671)	$(636,928)	$(1,499,193)	$(864,599)
IPO and Acquisition-Related Charges (a)	741,057	761,834	719,708	751,351	726,722	749,930	1,502,891	1,476,652
Amortization of Intangibles (b)	39,513	39,511	39,513	39,511	39,512	40,822	79,024	80,334
(Income) Loss Associated with Non-Controlling Interests in (Income) Loss of Consolidated Entities (c)	38,435	(41,596)	(53,905)	(59,703)	(159,935)	58,294	(3,161)	(101,641)
Management Fee Revenues Associated with Consolidated CLO Entities (d)	—	—	—	—	6,474	9,353	—	15,827

Total Segments
Total Segments, Economic Net Income (Loss)	(93,202)	172,763	278,357	365,845	385,102	221,471	79,561	606,573
Performance Fees and Allocations Adjustment (e)	213,833	(72,234)	(166,770)	(214,960)	(186,214)	(25,636)	141,599	(211,850)
Investment Income (Loss) Adjustment (f)	85,259	16,062	(58,003)	(76,742)	(156,828)	(102,907)	101,321	(259,735)
Investment Income (Loss) - Blackstone’s Treasury Cash Management Strategies (g)	—	—	—	12,368	3,665	5,062	—	8,727
Performance Fee Related Compensation and Benefits Adjustment (h)	(107,866)	(24,333)	57,357	73,762	62,341	21,987	(132,199)	84,328
Taxes Payable (i)	(8,506)	(5,468)	(16,002)	(21,110)	(9,321)	(12,062)	(13,974)	(21,383)

Net Fee Related Earnings from Operations	89,518	86,790	94,939	139,163	98,745	107,915	176,308	206,660
Realized Performance Fees and Allocations (j)	(1,543)	5,637	(3,105)	48,172	46,140	23,495	4,094	69,635
Realized Investment Income (Loss) (k)	(10,945)	(2,821)	7,669	35,641	5,307	15,721	(13,766)	21,028
Adjustment Related to Realized Investment Income - Blackstone’s Treasury Cash Management Strategies (l)	—	—	—	(10,142)	(1,264)	512	—	(752)
Other Payables Including Payable Under Tax Receivable Agreement	—	—	—	—	(232)	(68)	—	(300)

Distributable Earnings	$77,030	$89,606	$99,503	$212,834	$148,696	$147,575	$166,636	$296,271

Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations (m)	$104,846	$97,463	$121,259	$171,916	$120,805	$132,866	$202,309	$253,671

(a)	This adjustment adds back to Income (Loss) Before Provision for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and other corporate actions.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments

Economic Net Income, of Total Segments, Economic Net Income to Net Fee Related Earnings from

Operations, of Net Fee Related Earnings from Operations to Distributable Earnings and of

Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee

Related Earnings from Operations to Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

(b)      This adjustment adds back to Income (Loss) Before Provision for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.

(c) This adjustment adds back to Income (Loss) Before Provision for Taxes the amount of (Income) Loss Associated with Non-Controlling Interests in (Income) Loss of Consolidated Entities.
(d) This adjustment adds back to Income (Loss) Before Provision for Taxes the amount of Management Fee Revenues associated with Consolidated CLO Entities.
(e) This adjustment removes from ENI the total segment amount of Performance Fees and Allocations.
(f) This adjustment removes from ENI the total segment amount of Investment Income (Loss).

(g)      This adjustment represents the realized and unrealized gain (loss) on Blackstone’s Treasury cash management strategies which are a component of Investment Income (Loss) but included in Net Fee Related Earnings.

(h) This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees and Allocations.
(i) Represents an implied payable for income taxes calculated using a similar methodology applied in calculating the current provision for The Blackstone Group L.P.
(j) Represents the adjustment for realized Performance Fees and Allocations net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(k) Represents the adjustment for Blackstone’s Investment Income - Realized.

(l)       Represents the elimination of Realized Investment Income attributable to Blackstone’s Treasury cash management strategies which is a component of both Net Fee Related Earnings from Operations and Realized Investment Income (Loss).

(m)     Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations represents Net Fee Related Earnings from Operations adding back the implied cash taxes payable component from the Distributable Earnings reconciliation presented above, which is included in (i), and segment interest and depreciation and amortization. The cash taxes payable component of (i) was $12.1 million and $5.5 million for the three months ended June 30, 2010 and 2009, respectively. The cash taxes payable component of (i) was $21.4 million and $14.0 million for the six months ended June 30, 2010 and 2009, respectively. Interest and depreciation and amortization was $12.9 million and $5.2 million for the three months ended June 30, 2010 and 2009, respectively. Interest and depreciation and amortization was $25.6 million and $12.0 million for the six months ended June 30, 2010 and 2009, respectively.

THE BLACKSTONE GROUP L.P.

Exhibit 3. Distributable Earnings

(Dollars in Thousands)

The following table calculates Blackstone’s Distributable Earnings. Distributable Earnings is a supplemental measure of performance to assess amounts available for distributions to Blackstone unitholders, including Blackstone personnel.

	For the Three Months Ended		For the Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Fee Related Earnings
Total Management and Advisory Fees (a)	$417,451	$341,913	$780,072	$686,490
Interest and Dividend Revenue (a)	6,930	2,418	15,620	4,403
Other (a)	(644)	3,070	(3,894)	1,385
Investment Income - Blackstone’s Treasury Cash Management Strategies (b)	5,062	—	8,727	—

Total Revenues	428,799	347,401	800,525	692,278

Expenses
Compensation and Benefits - Base Compensation (a)	220,662	183,417	411,299	360,926
Other Operating Expenses (a)	88,160	71,726	161,183	141,070
Cash Taxes (c)	12,062	5,468	21,383	13,974

Total Expenses	320,884	260,611	593,865	515,970

Net Fee Related Earnings from Operations	107,915	86,790	206,660	176,308

Performance Fees and Allocations, Net of Related Compensation
Performance Fees and Allocations - Realized (a)	46,374	5,177	100,255	5,823
Compensation and Benefits - Performance Fee Related - Realized (a)	(22,879)	460	(30,620)	(1,729)

Total Performance Fees and Allocations, Net of Related Compensation	23,495	5,637	69,635	4,094

Investment Income and Other
Investment Income (Loss) - Realized (a)	15,721	(2,821)	21,028	(13,766)
Adjustment Related to Realized Investment Income - Blackstone’s Treasury Cash Management Strategies (d)	512	—	(752)	—
Other Payables Including Payable Under Tax Receivable Agreement	(68)	—	(300)	—

Total Investment Income and Other	16,165	(2,821)	19,976	(13,766)

Distributable Earnings	$147,575	$89,606	$296,271	$166,636

(a)	Represents the total segment amounts of the respective captions.
(b)	Represents the inclusion of Investment Income from Blackstone’s Treasury cash management strategies.
(c)	Represents the provisions for and/or adjustments to income taxes that were calculated using a similar methodology applied in calculating the current provision for The Blackstone Group L.P.
(d)	Represents the elimination of Realized Investment Income attributable to Blackstone’s Treasury cash management strategies which is a component of Net Fee Related Earnings from Operations.

THE BLACKSTONE GROUP L.P.

Exhibit 4. Reconciliation of Total GAAP Weighted-Average Common Units Outstanding—Basic

and Diluted to Weighted-Average Economic Net Income Adjusted Units—Basic and Diluted and of

Total GAAP Common Units Outstanding—Basic and Diluted to Economic Net Income Adjusted

Units—Basic and Diluted and of Total GAAP Common Units Outstanding—Basic and Diluted to

Distributable Earnings Adjusted Units—Basic and Diluted

The following table provides a reconciliation of Blackstone’s Total GAAP Weighted-Average Common Units Outstanding—Basic and Diluted to Weighted-Average Economic Net Income Adjusted Units—Basic and Diluted.

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Total GAAP Weighted-Average Common Units Outstanding - Basic and Diluted	354,399,780	275,584,823	344,084,390	275,419,349
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units	743,034,050	823,827,409	753,889,719	827,280,867
Weighted-Average Unvested Deferred Restricted Common Units	27,418,933	24,175,810	28,019,298	25,185,306

Weighted-Average Economic Net Income Adjusted Units - Basic and Diluted	1,124,852,763	1,123,588,042	1,125,993,407	1,127,885,522

The following table provides a reconciliation of Blackstone’s Total GAAP Common Units Outstanding—Basic and Diluted to Economic Net Income Adjusted Units—Basic and Diluted as of June 30, 2010.

June 30, 2010
Total GAAP Common Units Outstanding - Basic and Diluted	359,245,237
Adjustments:
Blackstone Holdings Partnership Units	740,033,677
Unvested Deferred Restricted Common Units	24,623,728

Economic Net Income Adjusted Units - Basic and Diluted	1,123,902,642

The following table provides a reconciliation of Blackstone’s Total GAAP Common Units Outstanding—Basic and Diluted to Distributable Earnings Adjusted Units—Basic and Diluted.

	June 30,
	2010	2009
Total GAAP Common Units Outstanding - Basic and Diluted	359,245,237	277,949,761
Adjustments:
Blackstone Holdings Partnership Units	740,033,677	813,622,457

Distributable Earnings Adjusted Units - Basic and Diluted	1,099,278,914	1,091,572,218

THE BLACKSTONE GROUP L.P.

Exhibit 5. Assets Under Management

(Dollars in Thousands)

	As of and for the Periods Ended June 30,
	2010	2009
Total Assets Under Management
(End of Period)
Private Equity	$28,360,282	$23,866,087
Real Estate	23,922,589	20,195,478
CAMA	58,865,539	49,406,916

	$111,148,410	$93,468,481

Fee-Earning Assets Under Management
(End of Period)
Private Equity	$25,190,195	$25,244,050
Real Estate	23,841,360	23,525,181
CAMA	52,388,426	44,736,171

	$101,419,981	$93,505,402

Weighted-Average Fee-Earning Assets Under Management
(For the Three Months Ended)
Private Equity	$25,184,621	$25,238,626
Real Estate	23,771,825	23,217,654
CAMA	52,397,101	44,745,819

	$101,353,547	$93,202,099

Weighted-Average Fee-Earning Assets Under Management
(Year to Date Period Ended)
Private Equity	$25,276,377	$25,339,725
Real Estate	23,745,556	23,032,420
CAMA	50,629,852	44,033,510

	$99,651,785	$92,405,655

THE BLACKSTONE GROUP L.P.

Exhibit 6. Limited Partner Capital Invested Metrics

(Dollars in Thousands)

	As of and for the Periods Ended June 30,
	2010	2009
Limited Partner Capital Invested
(For the Three Months Ended)
Private Equity	$469,808	$338,269
Real Estate	643,817	252,687
CAMA (a)	264,092	112,100

	$1,377,717	$703,056

Limited Partner Capital Invested
(Year to Date Period Ended)
Private Equity	$857,712	$534,409
Real Estate	1,068,685	467,810
CAMA (a)	421,144	320,459

	$2,347,541	$1,322,678

Fund Level Unrealized Value (b)
(End of Period)
Private Equity
Cost	$20,139,830	$19,568,097

Unrealized Value	$20,605,713	$15,646,194

Real Estate
Cost	$13,081,763	$11,964,895

Unrealized Value	$10,620,256	$6,748,693

CAMA (a)
Cost	$3,332,121	$2,980,804

Unrealized Value	$3,624,684	$2,405,446

(a)	Limited Partner Capital Invested and Fund Level Unrealized Value for the CAMA segment represent activity in Blackstone’s mezzanine and credit liquidity funds.
(b)	Cost and unrealized value represent the limited partners’ share, including co-investments arranged by Blackstone, of those fund level investments on which carried interest can be earned, before carried interest allocations to Blackstone, when a fund achieves cumulative investment returns in excess of a specified rate.